UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2023

Tastemaker Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39858	85-2478126
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

501 Madison Avenue, Floor 5
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212)616-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	TMKRU	The NASDAQ Stock Market LLC
Class A Common Stock, par value $0.0001 per share	TMKR	The NASDAQ Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	TMKRW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously reported on a Current Report on Form 8-K filed on October 21, 2022 with the U.S. Securities and Exchange Commission (the “SEC”), on October 20, 2022, Tastemaker Acquisition Corp., a Delaware corporation (“Tastemaker”), Quality Gold Holdings, Inc., a Delaware corporation (“New Parent”), Tastemaker Merger Sub, Inc., a Delaware corporation, QGM Merger Sub, Inc., an Ohio corporation, J&M Merger Sub, Inc., a Delaware corporation, L&L Merger Sub, Inc., an Ohio corporation, Quality Gold Merger Sub, Inc., an Ohio corporation, Quality Gold, Inc., an Ohio corporation (“Quality Gold”), QGM, LLC, an Ohio limited liability company (“QGM”), J & M Group Holdings Inc., a Delaware corporation (“J&M”) and L & L Group Holdings, LLC, an Ohio limited liability company (“L&L” and, together with Quality Gold, QGM and J&M, each, a “Quality Gold Company” and, collectively, the “Quality Gold Companies”), entered into a business combination agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”). The transactions contemplated by the Business Combination Agreement are referred to herein as the “Proposed Business Combination.”

Attached as Exhibit 99.1 is an updated presentation that the Quality Gold Companies will be using as part of their presentation at the 25th Annual ICR Conference, which is scheduled for 9:30 a.m. Eastern time on Monday, January 9, 2023.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, Tastemaker makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of applicable United States federal securities laws. Forward-looking statements include, but are not limited to, statements regarding any of Tastemaker’s, the Quality Gold Companies’, or their respective affiliates’ expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding: (i) the size, demand, and growth potential of the markets for the Quality Gold Companies’ products, (ii) the Quality Gold Companies’ business and acquisition strategy, (iii) the expansion of the Quality Gold Companies’ product categories, (iv) the implied upside and implied valuation of the Quality Gold Companies, (v) the Quality Gold Companies’ projected financial results, (vi) statements regarding the Quality Gold Companies’ value, (vii) statements regarding the potential results and benefits of the Proposed Business Combination, the amount of cash to be delivered at closing from Tastemaker’s trust account, and stockholder value, (viii) expectations related to the terms of the Proposed Business Combination, and (ix) statements regarding the satisfaction of closing conditions to the Proposed Business Combination and the timing of the completion of the Proposed Business Combination. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

Forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions, and actual results may differ materially from those expressed or implied in those statements due to various important factors, including, but not limited to: (i) the outcome of any proceedings that may be instituted against Tastemaker or the Quality Gold Companies following the announcement of the Proposed Business Combination; (ii) the inability of Tastemaker and the Quality Gold Companies to complete the Proposed Business Combination, including due to failure to obtain approval of the stockholders of Tastemaker delays in obtaining, adverse conditions in, or the inability to obtain regulatory approvals, or delays in completing regulatory reviews, required to complete the Proposed Business Combination; (iii) the risk that the Proposed Business Combination disrupts current plans and operations, and (iv) the inability to recognize the anticipated benefits of the Proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitability, maintain relationships with customers and suppliers and retain key employees, costs related to the Proposed Business Combination, changes in applicable law and regulations, the possibility that the combined company may be adversely affected by other economic, business, regulatory and/or competitive factors, the impact of the global COVID-19 pandemic, and other risks and uncertainties described in Tastemaker’s Annual Report on Form 10-K for the year ended December 31, 2021, and its Quarterly Reports on Form 10-Q and the Registration Statement on Form S-4 filed by New Parent in connection with the Proposed Business Combination, including those under “Risk Factors” in those filings with the SEC, and as indicated from time to time in Tastemaker’s and New Parent’s other SEC filings. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of Tastemaker’s registration statement on Form S-1, the proxy statement/prospectus on Form S-4 relating to the Proposed Business Combination, which was filed with the SEC by New Parent on December 23, 2022, and other documents filed by Tastemaker or New Parent from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Tastemaker, the Quality Gold Companies or any of their respective affiliates and their respective representatives assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information or otherwise. None of Tastemaker, the Quality Gold Companies or any of their respective affiliates nor any of their respective representatives gives any assurance that Tastemaker, the Quality Gold Companies or any of their respective affiliates will achieve their respective expectations.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any securities, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Proposed Business Combination, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdictions. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation.

Changes and Additional Information in Connection with SEC Filing.

New Parent filed a registration statement on Form S-4 (File No. 333-268971) (the “Registration Statement”) that includes a proxy statement with respect to Tastemaker’s stockholder meeting to vote on the transaction and a prospectus with respect to New Parent’s securities to be issued in connection with the Proposed Business Combination. The Registration Statement is not yet effective. The Registration Statement, including the proxy statement/prospectus contained therein, when it is declared effective by the SEC, will contain important information about the Proposed Business Combination and the other matters to be voted upon at a meeting of Tastemaker’s stockholders to be held to approve the Proposed Business Combination and other matters (the “Special Meeting”). Tastemaker and New Parent may also file other documents with the SEC regarding the Proposed Business Combination. Tastemaker stockholders and other interested persons are advised to read the Registration Statement, including the proxy statement/prospectus contained therein, as well as any amendments or supplements thereto, because they will contain important information about the Proposed Business Combination. When available, the definitive proxy statement/prospectus will be mailed to Tastemaker stockholders as of a record date to be established for voting on the Proposed Business Combination and the other matters to be voted upon at the Special Meeting.

Additional Information About the Proposed Business Combination and Where to Find It

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Tastemaker and the Quality Gold Companies through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Tastemaker or New Parent can be obtained free of charge by directing a written request to Tastemaker Acquisition Corp. at 501 Madison Avenue, Floor 5, New York, NY 10022.

Participants in the Solicitation

New Parent, Tastemaker, the Quality Gold Companies and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of Tastemaker’s stockholders in connection with the Proposed Business Combination. You may obtain more detailed information regarding the names and interests in the Proposed Business Combination of Tastemaker’s directors and officers in Tastemaker’s filings with the SEC, including Tastemaker’s annual report on Form 10-K, which was originally filed with the SEC on March 25, 2022. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Tastemaker’s stockholders in connection with the Proposed Business Combination are set forth in the proxy statement/prospectus forming a part of the Registration Statement. Investors and security holders of Tastemaker and the Quality Gold Companies are urged to carefully read in their entirety the proxy statement/prospectus and other relevant documents that will be filed with the SEC, when they become available, because they will contain important information about the Proposed Business Combination.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 2023

TASTEMAKER ACQUISITION CORP.

By:	/s/ Christopher Bradley
Name:	Christopher Bradley
Title:	Chief Financial Officer